Exhibit 99.1

                               ASSET PURCHASE AGREEMENT
                               ------------------------

     This Asset Purchase Agreement ("Agreement") is entered into as of the date of signing below, but shall be effective as of the date of Effective Date of Transfer hereinafter defined between QUINDUNO ENERGY, L.L.C., A TEXAS LIMITED LIABILITY COMPANY ("Quinduno"] and PETROSEARCH ENERGY CORPORATION, A NEVADA CORPORATION ("Petrosearch").

                                    RECITALS:

     A. Quinduno is the owner of leasehold working interests in certain oil and gas leases situated in Roberts County, Texas more particularly described in Exhibit "A" attached hereto ("Leases") together with various items of equipment
-----------
and personal property located on or about the Leases and used in connection therewith.

     B. Quinduno desires to sell and Petrosearch desires to purchase 100% of Quinduno's interest in the Leases and equipment and personal property and each has agreed that the sale should be consummated under the terms and conditions hereof.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Quinduno, and Petrosearch covenant and agree as follows:

1.   AGREEMENT  TO  SELL  AND  TO PURCHASE. Subject to each party's satisfactory
     -------------------------------------
due diligence prior to the Closing Date (hereinafter defined), Quinduno hereby agrees to sell, convey and assign unto Petrosearch, and Petrosearch hereby agrees to accept and purchase from Quinduno for the Purchase Price (hereinafter defined) and. on and subject to the conditions herein set Forth, the following property hereinafter collectively referred to as the "Assets":

     (a) one hundred percent (100%) of the leasehold working interest estate attributable to the oil, gas and mineral leases and ratifications and extensions thereof more particularly described upon Exhibit "A"
                                                                    ------------
          attached hereto and made a part hereof, together with all easements, servitudes, interests and contract rights appurtenant thereto (the "Leases") together with a net revenue interest in the Leases which is not less than eighty two percent of one hundred percent (82% of 100%) [the "Net Revenue Interests"], but in any case, neither Quinduno or its associates arc retaining any direct interest in the Assets other than the reversionary interest discussed below; and

     (b) one hundred percent (100%) of the fixtures, oil wells, well bores, water wells, Surface pumping equipment, casing, downhole equipment, storage tanks, produced and stored hydrocarbons, tubing, equipment, dog houses, tools and personal property (collectively, the "Equipment"), situated on or about the Leases, including without limitation, the wells ("Wells") located on the Leases.

2.   EFFECTIVE  DATE  OF  TRANSFER.  The  effective  date  of  transfer  of  the
     -----------------------------
Assets shall be the Date of Closing (defined hereinbelow).

3.   PURCHASE  PRICE.  The  Purchase  Price  to  be  paid by Petrosearch for the
     ---------------
Assets, shall be the sum of the following and shall be paid according to the following schedule:

     (a) $500,000.00 cash plus 500,000 shares of Petrosearch Common Stock (with customary Rule 144 legend) at Closing (hereinafter defined);

     (b) $250,000.00 cash plus 500,000 shares of Petrosearch Common Stock (with Rule 144 legend) delivered upon the earlier of March 15, 2006, or the date of actual spudding or reentry (as applicable) of the first well within Phase I;

     (c) $500,000.00 cash plus 500,000 shares of Petrosearch Common Stock (with Rule 144 legend) delivered upon the earlier of commencement (if any) of Phase II of the Work Program or fourteen (14) months after the Phase I payment set forth in 3(b) above;

     (d) $750,000.00 cash plus 1,500,000 shares of Petrosearch Common Stock (with Rule 144 legend) delivered upon the earlier of commencement (if any) of Phase III of the Work Program or fourteen (14) months after the Phase II payment set forth in 3(c) above; and

     (e) In the event that Petrosearch and/or its successors and/or assignes complete all Phases of the Work Program described in paragraph 8 below and achieves "Payout" (defined herein), then Petrosearch and/or its successors and/or assigns shall reassign to Quinduno a ten percent (10%) working interest in the Leases. For purposes hereof, "Payout" shall mean the time at which Petrosearch and/or its successors and/or assigns recoups from net production proceeds payable to Petrosearch 100% of its cash expended for acquisition and capital expenditures plus the additional sum of $7,500,000.

4.   COOPERATION  AND  DUE  DILIGENCE/PURCHASE  PRICE  ADJUSTMENT  FOR  DEFECTS
     --------------------------------------------------------------------------
IDENTIFIED.  The  parties  shall  reasonably  and  promptly  cooperate as to all
-----------
due diligence matters during the period prior to the Closing Date (the "Due Diligence Period") and shall promptly exchange any and all documentation reasonably requested in connection with the due diligence tasks, including without limitation, copies of files, title information and technical data.
Further, Petrosearch shall be afforded immediate physical access to perform tests or to inspect the Assets. In the event that during the Due Diligence Period that Petrosearch discovers a title defect, an environmental matter requiring remediation, gas imbalances, or other defects, then Petrosearch shall advise Quinduno, in writing, of any such defect. Upon receipt of the defect notice, Quinduno shall have thirty (30) days to cure the defect. If such defect is not cured within such time, Petrosearch may elect to reduce the Purchase Price by an amount equal to the allocated value of the defect as determined by mutual agreement of the parties. If the parties are unable to agree on such a value, Petrosearch shall have the right to terminate this Agreement without further duty or liability hereunder.

5.   PETROSEARCH  CONDITIONS  TO  CLOSING.  In connection with the Due Diligence
     ------------------------------------
Period, Petrosearch and Quinduno acknowledge that each of the following specific items or events shall be performed or shall occur to the satisfaction of Petrosearch as conditions to Petrosearch closing the purchase Transaction at the Closing date.

     (a) Petrosearch shall verify the accuracy and completeness of the information provided by Quinduno and Hibernia Southcoast Capital and shall confirm certain assumptions which Petrosearch has made regarding title, operation, environmental condition, inventory and Net Revenue Interest burdens affecting the Leases;

     (b) Quinduno shall deliver an updated reserve evaluation which conforms to the following: (i) by Ryder Scott & Associates, (ii) effective date October 1, 2005, (iii) conforms with SEC rules for the Proved reserve category in all ways excepting the price deck to be used which will be supplied by Petrosearch, (iv) includes estimates of probable and possible reserves using the same price, cost and escalation assumptions as the proved reserve estimate, and (v) reflects reserves substantially the same as those originally provided by Quinduno.

     (c) Identification of a satisfactory water source for the intended water flood and, if the source is the High Plains (Ogallala) Aquifer, determination by Petrosearch that approval for use can be obtained within a reasonable time from appropriate federal, state and county agencies.

     (d) Approval by the Texas Railroad Commission of the L.A. Maddox Lease as a water injection unit in the Lower Albany Dolomite formation using the water source identified above in paragraph 5(c).

     (c) There shall have been no material adverse change to the Assets as of the Closing Date.

     (f) The covenants of Quinduno set forth in paragraph 7 below shall not have been breached.

6.   CLOSING.  Closing  shall  take  place  on  or before November 15, 2005 (the
     --------
"Closing Date"), at a location mutually selected by the parties ("Closing"), at which Closing, Quinduno and Petrosearch shall deliver to one another the following documents:

     DELIVERY OBLIGATIONS OF QUINDUNO:
     ---------------------------------

     (a) Quinduno shall deliver an executed assignment of working interests with special warranty of title in the form attached hereto as Exhibit
                                                                         -------
          "C"  conveying from Quinduno to Petrosearch one hundred percent (100%)
          ---
          of the leasehold working interest (being all of its interest) and not less than eighty two percent (82%) net revenue interest in each Lease, including all equipment and personal property.

     (b) Quinduno shall deliver the originals of all Well files, geologic materials, technical materials, title materials, and warranty materials pertaining to the Assets.

     DELIVERY OBLIGATIONS OF PETROSEARCH:
     ------------------------------------

     (c) Petrosearch shall deliver the portion of the Purchase Price set forth in paragraph 3 (a) above.

7.   CONFIDENTIALITY,  AMI  RESTRICTIONS  AND  COOPERATION IN PUBLIC DISCLOSURE.
    ---------------------------------------------------------------------------
Unless and until this Agreement has been terminated as provided herein, for the period from the execution hereof until the Closing Date, Quinduno shall not (i) solicit, discuss or otherwise entertain, directly or indirectly, any offer to acquire any of the Leases; (ii) provide information to others concerning the Leases, except as required by law; or (iii) negotiate for or acquire ownership in any leases within the Area of Mutual Interest hereinafter defined. Neither Quinduno nor Petrosearch shall provide any information concerning the Leases or any aspect of the transactions contemplated by this Agreement to any one other than their respective officers, employees, representatives, lenders, investors, counsel and accountants, except as is required by law. These limitations will terminate on the earlier to occur of (i) the Closing of the transactions contemplated herein, or (ii) such time as the information and data in question becomes generally available to the oil and gas industry other than through the breach by either party of the obligations of this paragraph. In the event that Petrosearch proposes to issue a press release or file with the Securities and Exchange Commission a form 8K or other document which discloses this proposed transaction or the closing of the transaction, then Petrosearch shall deliver to Quinduno at least forty eight (48) hours prior to release or filing, the proposed text of same for

Quinduno's comments, if any (but not veto or right of approval). For purposes of this paragraph 7, the Area of Mutual Interest shall be a one (1) mile radius of any lands within the known boundaries of the Quinduno Field of Roberts County, Texas, as defined by the Railroad Commission of Texas. In the event that this Agreement is terminated prior to Closing, then Petrosearch agrees to refrain from negotiating or taking any lease, renewal, ratification, extension or mineral development agreement within the AMI for a period of two (2) years after such termination.

8.   PHASED  WORK  PROGRAM  ON  LEASES. Subsequent to Closing and subject to the
     ----------------------------------
timeline  set  forth  in  the  Proposed  Work  Program and Capital Spending Plan
attached  hereto  as  Exhibit "B" (the "Work Program"), Petrosearch  shall begin
                      -----------
the Phase of the Work Program therein described.

9.   OPTION  TO  REPURCHASE  IF  WORK  PROGRAM  TERMINATED.  At  any  time after
     -----------------------------------------------------
completion of the Phase I work, should Petrosearch determine, in its sole discretion, to terminate further operations, then Petrosearch shall offer Quinduno its interest in the Leases for a purchase price equal to an internal rate of return to Petrosearch of twenty two and one half percent (22.5%), calculated monthly using the Closing Date as the commencement point and taking into account all acquisition cash, all capital expenditures plus a sum of $7,500,000, and the net income received. Quinduno shall have forty-rive (45) days to exercise its right of refusal to repurchase the leases and if it does not exercise its right within such time, Petrosearch may, at its election, sell its interests to a third party. In the event of a repurchase, Petrosearch shall deliver to Quinduno all Well files and related materials obtained from Quinduno at Closing.

10.  NOMINATION  BY  QUINDUNO  OF  BOARD  OBSERVER.  Upon  Closing, Quinduno may
     ---------------------------------------------
nominate a person acceptable to Petrosearch, in Petrosearch's sole discretion, to observe the Petrosearch Board of Directors until such time as the Common Stock shares paid to Quinduno for this acquisition equal or exceed 5% of Petrosearch's outstanding Common Stock. At such point, Quinduno may replace the nominated observer with a nominee to the Petrosearch Board of Directors which must be acceptable to Petrosearch in its sole discretion. If Petrosearch terminates further operations before Quinduno has replaced the observer with a Board nominee, the observer will then be removed.

11.  FUTURE  OPERATIONS  UNDER  AAPL  OPERATING  AGREEMENT.  In  the  event that
     -----------------------------------------------------
Quinduno is assigned an after-Payout working interest in the Leases due to the occurrence of Payout, then all future operations on the Leases shall be conducted under the terms hereof and the terms of the 1989 AAPL Model Form Operating Agreement attached hereto as Exhibit "D" (with COPAS Exhibit)[the
                                            ----------
"Operating Agreement"], provided that in the event of a conflict between the terms of this Agreement and the Operating Agreement, this Agreement shall be controlling.

12.  LIABILITIES  OF  THE  PARTIES PRE-CLOSING AND POST CLOSING.  Quinduno shall
     ----------------------------------------------------------
retain all liabilities related to the Assets prior to the Effective Date of Transfer in the event of a Closing and Petrosearch shall be responsible for all obligations after the Effective Date of Transfer (but only to the date of reassignment if reassigned to Quinduno pursuant to paragraph 9 above). Each party agrees to indemnify and hold the other harmless from any and all losses, damages, claims and demands arising in connection with the indemnifying party's period of responsibility.

13.  TIME OF  ESSENCE,  SPECIFIC  PERFORMANCE,  ATTORNEYS FEES.  Time  is of the
     ---------------------------------------------------------
essence with respect to this Agreement and may be specifically enforced by Petrosearch. If either party seeks to enforce, in law or in equity, any provision contained herein, then the prevailing party in such proceeding shall be entitled to attorneys fees, interest and all such other disbursements and relief provided under law.

14.  PAYMENT  OF  EXPENSES.  Except  as  otherwise  provided  herein, all of the
     ---------------------
fees and expenses incurred by any party prior to the Closing in order to complete the transactions required or permitted hereby shall be paid by the party incurring such fees and expenses.

15.  MODIFICATION  OR  AMENDMENT.  The  parties  hereto may modify or amend this
     ---------------------------
Agreement only by written agreement executed and delivered by the respective parties.

16.  BINDING  ON  HEIRS  AND  ASSIGNS.  This  Agreement  shall  inure  to and be
     --------------------------------
binding upon the undersigned and their respective heirs, representatives, successors and assigns.

17.  COUNTERPARTS/  FACSIMILE  SIGNATURES.  For  the  convenience of the parties
     ------------------------------------
hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A facsimile signature shall be deemed equivalent to and binding as an original signature except when such original signature is required by law.

18.  NO  WAIVERS.  No  waiver  of  or  failure to act upon any of the provisions
     -----------
of this Agreement or any right or remedy arising under this Agreement shall be deemed or shall constitute a waiver of any other provisions, rights or remedies (whether similar or dissimilar) nor shall such waiver or failure to act constitute a continuing waiver or evidence of a binding course of conduct unless expressly provided herein or expressly stipulated to in writing by the parties.

19.  GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND CONSTRUED IN
     --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

20.  ASSIGNABILITY.  This  Agreement  shall  not  be  assignable by either Party
     --------------
without the written consent of the other Party.

21.  NOTICES.  Any  notice,  request,  instruction  or  other  document  to  be
     --------
delivered hereunder or permitted hereunder shall be given in writing by certified mail, return receipt requested, postage prepaid, or by overnight courier, prepaid telegram, or personal delivery, as follows:

     To Quinduno:                      Quinduno Energy, L.L.C.
                                       4265 San Felipe, Suite 1100
                                       Houston, Texas 77027
                                       Attention; Mark G. Harrington, President
                                       (512) 237-2284 -Fax

     To Petrosearch:                   Petrosearch Energy Corporation
                                       675 Bering Drive, Suite 200
                                       Houston, Texas 77057
                                       Attention: Richard D. Dole, President
                                       (713) 961-9338 - Fax

or to such other address or to the attention of such other person as shall be designated in writing by any parry to the other party hereafter. All notices will be deemed to have been given as of the date of receipt.

22.  ENTIRE  CONTRACT.  This  Agreement  and  the  documents  herein  referenced
     ----------------
constitute (or when executed will constitute) the entire agreement between the Parties, and shall supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

23.  CAPTIONS  FOR  CONVENIENCE.  All  captions  herein  are  for convenience or
     --------------------------
reference only and do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

24.  SEVERABILITY.  In  case  any  one  or  more  of the provisions contained in
     ------------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or enforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or enforceable provision had never been contained herein.

25.  NON-SURVIVAL  OF  COVENANTS,  REPRESENTATIONS  AND  WARRANTIES. Each of the
     ---------------------------------------------------------------
covenants, representations and warranties set forth in this Agreement shall be deemed not to have survived the termination of this Agreement or the closing of the transaction contemplated by this Agreement, as applicable, unless specifically set forth in a separate document executed by the parties at the time of or subsequent to the respective termination or closing, as applicable provided however, the obligation of section 3 shall survive closing.



                                             SIGNATURES APPEAR ON FOLLOWING PAGE

      EXECUTED by the undersigned as of the Effective Date set forth above.


                                            "Quinduno"

                                          QUINDUNO ENERGY, L.L.C.

                                          By: /s/ Mark G. Harrington
                                             -----------------------------------
                                          Name: Mark G. Harrington
                                               ---------------------------------
                                          Title: President and CEO
                                                --------------------------------

                                          Date signed: 10/18/05
                                                      --------------------------

                                          "Petrosearch"

                                          PETROSEARCH ENERGY CORPORATION

                                          By: /s/ Richard Dole
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title: President
                                                --------------------------------

                                          Date signed: 10/28/2005
                                                      --------------------------

                                  EXHIBIT "A"
                                  -----------

                            [DESCRIPTION OF LEASES ]
                            ------------------------


                           TO BE PROVIDED BY QUINDUNO
                           --------------------------

                                  EXHIBIT "B"
                                  -----------

                PROPOSED WORK PROGRAM AND CAPITAL SPENDING PLAN

Phase 1: Commencing on the latter of 90 days from Closing Date or availability of drilling equipment, the following work will be initiated:

          Drill and complete four water injection wells offsetting the Maddox # 10 producing well.

          Fabricate and install a water injection station at the Central Tank Battery on the L.A. Maddox lease, drill water supply well and lay water injection lines to the injection wells.

          Workover the Maddox # 5, 23 and 30 wells to return to production.

          Upgrade or repair pumping equipment on Maddox # 5, 6, 7, 8, 10, 19, 22, 23 and 30 producing wells.

Phase II: Commencing on the earlier of 12 months from startup of water injection in the Phase I water injection wells or realization of a 10 fold increase in the combined monthly oil volume recovered from the producing wells included in the Phase I capital program, i.e., Maddox # 5, 6, 7, 8, 10, 19, 22, 23 and 30, the following work will be initiated:

          Drill and complete sixteen water injection wells on Sections 158 and 159.

          Upgrade CTB to handle increased fluid volume, drill additional water supply well and lay water injection lines to the new injection wells.

          Workover the Maddox # 2, 3, 26, 37 and 38 wells to return to production.

          Upgrade or repair pumping equipment on Maddox # 2, 3, 4, 9, 11, 12, 13, 14, 15, 16, 17, 18, 20, 21, 24, 25, 26, 27, 28, 37 and 38
          producing wells.

Phase III: Commencing on the earlier of 12 months from startup of water injection in the Phase II water injection wells or realization of a 10 fold increase in the combined monthly oil volume recovered from the producing wells included in the Phase I and Phase II capital programs, i.e., Maddox # 2. 3, 4, 5, 6, 7, 8, 9, 10, 11, 12,13, 14, 15, 16, 17,
          18 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 30, 37 and 38 producing wells, the following work will be initiated:

          Drill and complete ten water injection wells on Sections 135 and 159.

          Drill additional water supply well and lay water injection lines to the new injection wells.

          Workover the Maddox # 32, 33, 34 and 39 wells to return to production.

          Upgrade or repair pumping equipment on Maddox # 29, 32, 33, 34, 35, 36 and 39 producing wells.

                                   EXHIBIT "C"
                                   -----------

                           ASSIGNMENT AND BILL OF SALE
                           ---------------------------

STATE OF TEXAS          Sec.
                        Sec.         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ROBERTS       Sec.

     THAT QUINDUNO ENERGY, L.L.C., A TEXAS LIMITED LIABILITY COMPANY, whose address is 4265 San Felipe, Suite 1100, Houston, Texas 77027, hereinafter referred to as "Assignor", for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, hereby grants, bargains, sells, assigns, transfers and conveys unto PETROSEARCH ENERGY CORPORATION, A TEXAS CORPORATION, whose address is 675 Bering Drive, Suite 200, Houston, Texas 77057 hereinafter referred to as "Assignee", the following described property, hereinafter collectively referred to as the "Property":

          (a) One Hundred Percent (100%) the leasehold working interest estate in the oil, gas and mineral leases, agreements and ratifications and extensions thereof more particularly described in Exhibit "A" attached
                                                            -----------
     hereto and made a part hereof, together with all casements, servitudes, interests and contract rights appurtenant thereto, to which interest is attributable a net revenue interest in oil and gas of not less than 82% of 100% (the "Leases"); and

          (b) One Hundred Percent (100%) of Assignor's interests in the fixtures, oil wells, well bores, water wells, surface pumping equipment, casing, downhole equipment, storage tanks, stored hydrocarbons, tubing, equipment, and personal property (collectively, the "Equipment"), situated on or about the Leases, including without limitation, any existing wells located on the Leases.

     This Assignment is made subject to the terms of the Leases and to all matters of record in Roberts County affecting the Property, but only to the extent in force and effect. By acceptance hereof, Assignee agrees to assume and perform its proportionate part of any and all obligations of the "Lessee" prescribed or created by the Leases and further agrees to assume all plugging obligations imposed by the Leases and applicable authorities. Taxes shall be prorated as of the effective date. This Assignment and the covenants contained herein shall inure to and be binding upon Assignor and Assignee, and their respective successors and assigns.

     TO HAVE AND TO HOLD, all and singular, the Property and interests assigned herein unto Assignee, her successors and assigns forever. This Assignment is made with full substitution and subrogation of Assignee in and to all warranties and covenants heretofore given by others with respect to the Property or part thereof and Assignor agrees to bind itself and its successors and assigns to warrant and forever defend the title to the Property, all and singular, against any person whomsoever claiming the same or part thereof by, through and under Assignor, but not otherwise. WITH RESPECT TO ANY EQUIPMENT CONVEYED HEREWITH, ASSIGNOR HEREBY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND CONVEYS THE SAID EQUIPMENT "AS IS".




     EXECUTED on November    , 2005, but to be effective as of November 1, 2005.
                         ----

                                    QUINDUNO ENERGY, L.L.C.


                                    By:
                                      -----------------------------------
                                       Mark G. Harrington, President



STATE OF TEXAS       Sec.
                     Sec.
COUNTY OF HARRIS     Sec.

     The foregoing instrument was acknowledged before me this _______ day of November, 2005, by Mark G. Harrington, President of Quinduno Energy, L.L.C., a Texas limited liability company, on behalf of the limited liability company.


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
                                  EXHIBIT "D"
                                  -----------

                          [FORM OF OPERATING AGREEMENT]
                          -----------------------------



                  TO BE MUTUALLY AGREED AND ATTACHED AT CLOSING
                  ---------------------------------------------


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